FINANCIAL INCOME (EXPENSES), NET (Tables)	6 Months Ended
Jun. 30, 2026
Disclosure Text Block Supplement [Abstract]
Schedule of financial income (expenses), net
	Six Months ended June 30,
	2026	2025

Interest income	60	49

Bank fees	(7)	(5)
Exchange rate differences	(82)	8
SEPA-related financial expenses	(371)	-
Total financial income (expenses), net	$(400)	$52